                                                                    EXHIBIT 4.2

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") dated as of February 12, 2001 is by and among kforce.com, Inc. a Florida corporation (the "Borrower "), the Subsidiary Guarantors, the Lenders identified on the signature pages hereof and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as hereinafter defined).

                              W I T N E S S E T H
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and Bank of America, N.A., in its capacity as Administrative Agent, are parties to that certain Amended and Restated Credit Agreement dated as of November 3, 2000, as amended December 10, 2000 (as at any time further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Credit Agreement is hereby amended by deleting the definition of "Securities Repurchase Loan Conditions" set forth in Annex A to the Credit Agreement and by restating such definition as follows:

         "Securities Repurchase Loan Conditions" means in respect of each request for any Securities Repurchase Loan, each of the following:

                           (i)      the Borrower shall have given
                  Administrative Agent at least two (2) days' prior written notice of its intent to request a Securities Repurchase Loan and Administrative Agent shall have received any such request on or before January 1, 2002;

                           (ii) No Default or Event of Default exists, and no Default or Event of Default would exist after giving effect to the proposed Securities Repurchase Loan;


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                           (iii)    After giving effect to the requested
                  Securities Repurchase Loan, the Borrower shall have not less than $25,000,000 of Availability;

                           (iv) the Capital Stock to be repurchased by the Borrower is in connection with an Eligible Securities Repurchase; and

                           (v) the initial funded amount of all Securities Repurchase Loans, together with the amount of any requested Securities Repurchase Loan, shall not exceed $72,000,000 in the aggregate.

         2. Amendment Fee. Concurrently with its execution and delivery of this Second Amendment, the Borrower shall pay to the Administrative Agent, for the pro rata benefit of the Lenders, an amendment fee in the amount of $42,500.

         3. Conditions Precedent. The effectiveness of this Second Amendment is subject to the satisfaction of each of the following conditions (in form and substance satisfactory to the Administrative Agent):

                  (a) The Administrative Agent shall have received executed counterparts of this Second Amendment duly executed by the Credit Parties, the Administrative Agent and the Lenders; and

                  (b) The Administrative Agent shall have received such additional agreements, certificates or documents as it may reasonably request in connection with this Second Amendment.

         4. The Borrower and the Guarantors represent and warrant to the Administrative Agent and the Lenders that (i) the representations and warranties of the Credit Parties set out in Article 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period), (ii) no event has occurred and is continuing which constitutes a Default or Event of Default and (iii) no Credit Party has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if any Credit Party has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Second Amendment.

         5. The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Second Amendment, (ii) affirm all of their obligations under the Loan Documents and (iii) agree that this Second Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under Article 13 of the Credit Agreement or the other Loan Documents.

         6. The Borrower and the Guarantors hereby represent and warrant to the


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Administrative Agent and the Lenders as follows:

                  (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

                  (ii) This Second Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Second Amendment.

         7. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) and the other Loan Documents, and the obligations of the Credit Parties under the Credit Agreement and the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect.

         8. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart.

         9. This Second Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

         WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                                KFORCE.COM, INC.,
---------                                a Florida corporation

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------



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GUARANTORS:                              KFORCE.COM, INC.
----------                               a Texas corporation

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------



                                         ROMAC OF TEXAS, INC.,
                                         a Florida corporation

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------



                                         KFORCE AIRLINES, INC.,
                                         a Florida corporation

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------



                                         YBOR HQ1, INC.,
                                         a Florida corporation

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------



                                         KFORCE, INC.,
                                         a Florida corporation

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------



                                         ROMAC INTERNATIONAL INC.,
                                         a Florida corporation

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------



                                         ROMAC OF TEXAS L.L.P.
                                         a Florida corporation



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                                          By: ROMAC OF TEXAS, INC.,
                                              its sole general partner

                                              By: /s/ David ??????
                                                  -----------------------------
                                              Name:   David ??????
                                                    ---------------------------
                                              Title:
                                                     --------------------------


AGENT:                                   BANK OF AMERICA, N.A.,
------                                   as Administrative Agent

                                         By: /s/ Mark Herdman
                                             ----------------------------------
                                         Name:   Mark Herdman
                                               --------------------------------
                                         Title:  Vice President
                                                -------------------------------


LENDERS:                                 BANK OF AMERICA, N.A.,
-------                                  individually in its capacity as
                                         a Lender

                                         By: /s/ Mark Herdman
                                             ----------------------------------
                                         Name:   Mark Herdman
                                               --------------------------------
                                         Title:  Vice President
                                                -------------------------------


                                         FLEET CAPITAL CORPORATION

                                         By: /s/ Christopher Nairne
                                             ----------------------------------
                                         Name:   Christopher Nairne
                                               --------------------------------
                                         Title:  Vice President
                                                -------------------------------


                                         MELLON BANK, N.A.

                                         By:
                                             ----------------------------------
                                         Name:   Roger Attix
                                               --------------------------------
                                         Title:  Vice President
                                                -------------------------------


                                         MELLON BANK, N.A.

                                         By: /s/ Patrick Aarons
                                             ----------------------------------
                                         Name:   Patrick Aarons
                                               --------------------------------
                                         Title:  Vice President
                                                -------------------------------



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                           AUTHORIZATION CERTIFICATE
                           -------------------------

         The undersigned, being the Assistant Secretary of KFORCE.COM, INC., a Florida corporation (the "Borrower"), hereby gives this certificate to induce the lenders (collectively, "Lenders") party from time to time to a certain Amended and Restated Credit Agreement, dated November 3, 2000 (as at any time amended, the "Credit Agreement"), among Borrower, certain affiliates of Borrower, Lenders and BANK OF AMERICA, N.A., a national banking association, as collateral and administrative agent for itself and Lenders (together with its successors in such capacity, "Agent"), to enter into certain amendments to the Credit Agreement.

         The undersigned hereby certifies that, to the best of her knowledge, information and belief:

         (1)      She is the Assistant Secretary and Treasurer of Borrower;

         (2) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with full power and authority to execute and deliver and to carry out and perform its obligations under the Credit Agreement; and

         (3) A First Amendment to Amended and Restated Credit Agreement and to Security Agreement, dated December 10, 2000, and a Second Amendment to Amended and Restated Credit Agreement, dated on or about the date hereof, have been duly authorized, executed and delivered by and on behalf of Borrower.

         IN WITNESS WHEREOF, the undersigned has set her hand, this ___ day of February, 2001.


                                          /s/ Eileen Kelly
                                          -------------------------------------
                                          EILEEN KELLY, Assistant Secretary
                                          and Treasurer
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STATE OF GEORGIA

COUNTY OF FULTON


         AFFIDAVIT REGARDING EXECUTION AND DELIVERY OF CREDIT DOCUMENTS

         I HEREBY CERTIFY that on this day before me, the undersigned notary public authorized to administer oaths and take acknowledgments in the state and county aforesaid, personally appeared Eileen Kelly (the "Affiant"), who, being by me first duly sworn, stated under oath:

         1. Affiant is the Assistant Secretary and Treasurer of kforce.com, Inc. and has personal knowledge of the facts stated herein.

         2. Affiant has on the date hereof in Fulton County, Georgia, executed that certain Second Amendment to Amended and Restated Credit Agreement, dated on or about the date hereof (the "Amendment"), by and among kforce.com, Inc. (the "Borrower"), the Subsidiary Guarantors, the Lenders from time to time party thereto and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent") Capitalized terms used herein, unless otherwise defined, have the meanings provided in the Amendment.

         3. Affiant has on the date hereof in Fulton County, Georgia, executed the Amendment on behalf of each Credit Party thereto (other than Romac of Texas, Inc. and Romac of Texas I, L.P.) and delivered the Amendment to the Administrative Agent in Fulton County, Georgia.

Dated: February 14, 2001


                                            /s/ Eileen Kelly
                                          -------------------------------------
                                          Name: Eileen Kelly

Sworn to and subscribed before me
this 14th day of February, 2001

Tahira Muhammad
-------------------------------------
Notary Public
Print Name: Tahira Muhammad
           --------------------------

My Commission Expires: March 17, 2002
                       --------------